
                                   EXHIBIT 21



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

                                                 STATE OF
                COMPANY                       INCORPORATION               TRADE NAMES (IF ANY)
---------------------------------------- ------------------------ ------------------------------------
Clinical Studies, Ltd.                           Delaware         Clinical Studies, Charlotte
Clinical Marketing, Ltd.                         Delaware
PhyMatrix Diagnostic                             Delaware
  Imaging, Inc.
PhyMatrix Management                             Florida
  Company, Inc.
PhyMatrix Corp.                                  Delaware
Breathco Incorporated                            Florida                        Breathco

CCC -  Lithotripsy, Inc.                         Florida
CCC Indiana Lithotripsy, Inc.                    Florida
CCC National Lithotripsy,                        Florida
  Inc.
CCC Rehab, Inc.                                  Florida
DASCO Development                                Florida
  Corporation
DASCO Development West,                         California
  Inc.
First Choice Health Care                         Delaware
  Services, Inc.
First Choice Health Care                         Delaware
  Services of
  Fort Lauderdale, Inc.
First Choice Home Cares,                         Delaware
  Inc.
First PhyNet, Inc.                               Delaware



                                                 STATE OF
                COMPANY                       INCORPORATION               TRADE NAMES (IF ANY)
---------------------------------------- ------------------------ ------------------------------------

First PhyNet, LLC                                Delaware
InfuMatrix, Inc. f/k/a CCC                       Florida
  Infusion, Inc.
Lithotripsy America, Inc.                        Florida
Nutrichem, Inc.                                  Maryland                       Infucor
Oncology Therapies, Inc.                         Delaware
Oncology Therapies of                            Florida
  America, Inc.
PhyMatrix of Brooklyn, Inc.                      Delaware
PhyMatrix of Central of                          Delaware
  Georgia, Inc.
PhyMatrix Diagnostic                             Delaware
  Imaging, Inc.
PhyMatrix Diagnostic                             Delaware
  Imaging Northeast, Inc.
PhyMatrix Management                             Florida
  Company, Inc.
PhyMatrix of Manatee                             Delaware
  County, Inc.
PhyMatrix Mid-Atlantic                           Delaware
  Management, Inc.
PhyMatrix Network                                Delaware
  Management, Inc.
PhyMatrix of New Jersey,                         Delaware
  Inc.
PhyMatrix Northeast, Inc.                        Delaware
  (f/k/a Physicians Choice,
  Inc.)
PhyMatrix Physician                              Delaware
  Management, Inc.
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                                       -2-




                                                 STATE OF
                COMPANY                       INCORPORATION               TRADE NAMES (IF ANY)
---------------------------------------- ------------------------ ------------------------------------

PhyMatrix Pulmonary                              Florida
  Network, Inc.
PhyMatrix Urology Network,                       Delaware
  Inc.
Physicians Consultant and                        Florida
  Management Corporation of
  North Carolina
Physicians Consultant and                        Florida
  Management Corporation
Physicians Consultant and                        New York
  Management Corporation of
  New York
Pinnacle Associates, Inc.                        Georgia
Urology Consultants of South                     Florida
  Florida, Inc.
Atlanta Radiation Care, Inc.                     Delaware                Oncology Therapies of
                                                                                Atlanta
Charlotte Radiation Care, Inc.                   Delaware                Oncology Therapies of
                                                                               Charlotte
Chattanooga Radiation Care,                      Delaware                Oncology Therapies of
  Inc.                                                                         Chattanooga
College Park Radiation Care,                     Delaware                Oncology Therapies of
  Inc.                                                                         College Park
Computerized Tomography                          Georgia
  Center, Inc.
Falls Church Radiation Care,                     Delaware                Oncology Therapies of
  Inc.                                                                        Falls Church
North Atlanta Radiation Care,                    Delaware                Oncology Therapies of
  Inc.                                                                       North Atlanta
North Fulton Radiation Care,                     Delaware                Oncology Therapies of
  Inc.                                                                        North Fulton

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                                       -3-



                                                 STATE OF
                COMPANY                       INCORPORATION               TRADE NAMES (IF ANY)
---------------------------------------- ------------------------ ------------------------------------
Orlando Radiation Care, Inc.                     Delaware                Oncology Therapies of
                                                                                Orlando
Rockville Radiation Care, Inc.                   Delaware                Oncology Therapies of
                                                                               Rockville
Vista Radiation Care, Inc.                       Delaware                Oncology Therapies of
                                                                                 Vista
Waldorf Radiation Care, Inc.                     Delaware                Oncology Therapies of
                                                                                Waldorf

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                                       -4-